                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549



                                   FORM 8-K


                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                August 8, 2001
                                --------------
               (Date of Report--Date of Earliest Event Reported)



                               D.R. Horton, Inc.
                               -----------------
            (Exact Name of Registrant as Specified in its Charter)



    Delaware                       1-14122                       75-2386963
(State or Other                  (Commission                    IRS Employer
Jurisdiction of                  File Number)               (Identification No.)
 Incorporation)


          1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006
          -----------------------------------------------------------
                   (Address of Principal Executive Offices)

                                (817) 856-8200
                                --------------
             (Registrant's Telephone Number, Including Area Code)

         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     Exhibit 1.1 hereto is the Underwriting Agreement, dated as of August 8, 2001, among D.R. Horton, Inc., the Guarantors named therein and UBS Warburg LLC.

     Exhibit 4.1(a) hereto is the Thirteenth Supplemental Indenture to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 7.875% Senior Notes Due 2011 of D.R. Horton, Inc.

     Exhibit 12.1 hereto is the statement of computation of ratios of earnings to fixed charges.

Item 7.   Financial Statements and Exhibits.

(c)       Exhibits.

          1.1 Underwriting Agreement, dated as of August 8, 2001, among D.R. Horton, Inc., the Guarantors named therein and UBS Warburg LLC.

          4.1(a) Thirteenth Supplemental Indenture to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to 7.875% Senior Notes Due 2011 of D.R. Horton, Inc.

          12.1    Statement of computation of ratios or earnings to fixed
                  charges.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 13, 2001

                                        D. R. Horton, Inc.


                                        By:  /s/ Samuel R. Fuller
                                           -------------------------------------
                                           Samuel R. Fuller
                                           Executive Vice President, Treasurer,
                                           and Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
Number  Exhibit
------  -------

1.1 Underwriting Agreement, dated as of August 8, 2001, among D.R. Horton, Inc., the Guarantors named therein and UBS Warburg LLC.

4.1(a) Thirteenth Supplemental Indenture to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to 7.875% Senior Notes Due 2011 of D.R. Horton, Inc.

12.1      Statement of computation of ratios of earnings to fixed charges.